UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                                                         811-22406

Mirae Asset Discovery Funds

(Exact name of registrant as specified in charter)

625 Madison Avenue, 3rd Floor       New York,NY                                      10022

(Address of principal executive offices)                                              (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:                       (212) 205-8300

Date of fiscal year end:         April 30

Date of reporting period:      April 30, 2021

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds
Annual Report
April 30, 2021
Emerging Markets Fund
Emerging Markets Great Consumer Fund

i

Shareholder Letter (unaudited)	April 30, 2021

Dear Shareholder,
Despite a challenging year for our funds, families, and colleagues, I am proud to say that Mirae Asset Global Investments has grown stronger amidst the storm. Our U.S. mutual funds reached their 10-year track records on September 24, 2020, our assets under management (“AUM”) grew to roughly $1.76 billion as of April 30, 2021, and we continued to add resources to our investment team. Though markets were turbulent, we made it a priority to stay in front of our shareholders with transparency, content, and dedication to the goal of long-term growth and preservation of capital. Most importantly, our team has remained steadfast to our rigorous investment process, local (when possible) due diligence, and concentrated portfolios. This focus has delivered positive performance for our funds** since inception, and we remain enthusiastic about the prospects for another decade of attractive risk-adjusted returns for our shareholders. I believe we are well-positioned, both regarding our funds and as a firm, to emerge from the COVID-19 crisis stronger than when we entered it. Not only has the team taken advantage of market dislocations to increase positions in high-conviction investments, but we’ve also made an effort to potentially grow market share both in terms of personnel and AUM. For these reasons, I am confident about our team and our investment process going into the next fiscal year.
For the fiscal year ended April 30, 2021, Emerging Market (EM) equities rallied an impressive 49.21%(1). The initial positive performance came as China and other North Asian countries benefitted from being the first-in and first-out of COVID-19 lockdowns. As the rest of the world battled extensive lockdown periods along with second and third waves, people in China, South Korea, and Taiwan were rapidly shifting back to pre-COVID-19 levels of activity. The structural shift within the asset class also supported EM equities. As noted within our investment thesis, we see EM equities shifting away from asset-heavy business models towards services and consumption-based sectors. These sectors, especially in the online arena, benefitted from lockdown measures as this “new normal” led to behavioral shifts benefitting digital banking, e-commerce and telemedicine, for example. The second wave of performance came from optimism around successful vaccination campaigns and a US and Chinese recovery leading to demand for both commodities and goods. This optimism led to a cyclical bounce, which benefitted countries’ economies in Latin America, Emerging Europe, the Middle East, and Africa. Last, with the new US government committing to expansionary fiscal policy and supportive monetary policy, we continued to see downward pressure on the US Dollar. This pressure not only supported commodity prices, but also shrank EM balance sheets, lowered net interest expenses, and led to positive earnings revisions.
Looking forward, we remain optimistic about the prospects for EM equities — especially via active management. With an outlook for a weaker US Dollar, structurally transitory inflation, and relatively stable US treasury yields, the backdrop looks attractive for the asset class. EM equities remain significantly under-owned versus their benchmark despite a significant discount to developed markets, similar return profiles, and higher dividend yields. Most importantly, we believe that EM remains in the nascent stage of a powerful structural change that could lead to significant domestic growth for many years to come. By 2025, EM is expected to boast 3.2 billion middle class(2) consumers compared to the 77 million “baby boomers” in the US(3). In terms of risks, we believe the asset class will continue to see unexpected volatility stemming from geopolitics, nationalism, and currency fluctuations. That said, this is a long-term structural story, and our team will strive to take advantage of those periods in an effort to benefit from their recoveries.
We continue to see a rare combination of attractive valuations, improving growth expectations, and positive reform stories in EM economies. Our investment team continues to seek quality management teams focused on building sustainable businesses that take advantage of rising incomes, financial inclusion, changing spending patterns, and consumption. Overall, we are optimistic about the asset class and firmly believe that a selective and active investment strategy is essential for responsibly navigating emerging markets.
Best regards,
Joon Hyuk Heo, President
President
Mirae Asset Discovery Funds
** The funds may experience negative performance.
There can be no guarantee that any strategy will be successful. All investing involves risk, including potential loss of principal.
MSCI Emerging Markets (EM) Index captures large and mid cap representation across 24 emerging market countries. MSCI World Index captures large and mid cap representation across 23 developed market countries. You cannot invest directly into an index.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

(1)   Source: MSCI EM Index, return from 5/1/2020 to 4/30/21, shown in gross total return
(2)   Source: The Brookings Institution, “The Emerging Middle Class in Developing Countries”, 2017
(3)   Source: U.S. Census Bureau, U.S. population born between 1946 and 1964** The funds may experience negative performance.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2021

Emerging Markets Fund
Manager Commentary
The Emerging Markets Fund (the “Fund”) — Class I Shares outperformed the Fund’s benchmark, the MSCI Emerging Markets Index, for the period May 1, 2020 through April 30, 2021. The Fund returned 59.28% whereas the benchmark returned 49.21%.
On a sector basis, Consumer Discretionary and Financials were the leading contributors to the Fund’s outperformance during the fiscal year due to both allocation and stock selection effects. Stock selection within Utilities was the largest detractor from relative performance. With regards to country exposure, China and South Korea were the top contributors to performance due to allocation and stock selection. Stock selection in India also contributed to performance. Allocation effects in Taiwan had the biggest negative impact. On a stock level, the top contributors were Alibaba Group Holding, Dalmia Bharat and MercadoLibre. The biggest detractors from relative performance were Taiwan Semiconductor, Sun Art Retail Group and China Overseas Land & Investment.
Asian equities led performance for the fiscal year. After China abandoned its annual economic growth targets for the first time in history in May, having experienced the worst contraction in three decades due to the COVID-19 pandemic, the country emerged as the only major economy to grow GDP in 2020. In October, China’s government unveiled their 14th 5-year plan, which utilizes the country’s new “dual circulation” strategy with the goals of a more robust domestic market, a rise in innovation capacity, an upgrade in value-chains, less pollution, and improved income distribution. US-China tensions reemerged in November when the Trump administration banned US persons from transacting in securities of certain Chinese companies affiliated with China’s military. The relationship remains cold under the Biden administration, but we have not seen nor do we expect further escalation. Chinese technology companies saw increased regulatory risk during the fiscal year as Chinese authorities cracked down on alleged monopolistic practices in the industry. We believe tightened regulation can be positive for countries looking to strengthen their structural framework. We also believe that healthy competition should drive up the competitiveness and market efficiency of the industry, which will be beneficial in the long run. India experienced a strong rebound at the start of the fiscal year and sizable growth of foreign direct investment (FDI). During the period, India recorded six consecutive months of FDI new inflows. However, in March, India was hit by a more contagious COVID-19 second wave. We have seen strong responses from the government and the private sector in India to address the current outbreak. Despite the increasing number of COVID-19 cases and mounting inflationary pressures, Indian equities remained resilient. We are optimistic about a ramp-up in vaccinations which should further support the market. The country is still positioned to benefit from huge digitization, infrastructure investments, and electrification. The ASEAN region lagged in market performance and its ability to contain the COVID-19 virus relative to its North Asian counterparts. However, the economic impact from new COVID-19 waves in recent months has been smaller than the first wave in 2020 as the adaptability of businesses and consumers has improved while the government approaches became more optimized. Overall, we see bright prospects in Asia via leading companies that focus on domestic consumption in China, attractive valuations behind a powerful structural story in India, and supply chain growth in the ASEAN region.
Latin America and EEMEA (Eastern Europe, the Middle East, and Africa) equity markets had a strong rebound during the fiscal year, on the back of weaker USD trends, rising commodity prices, and lower interest rates boosting local capital markets. The region initially benefited from governments lifting lockdown measures, resulting in a rebound of manufacturing, industrial production, and consumer confidence data. Additionally, the region’s unemployment remained more resilient than developed markets, as these nations could not fiscally afford to stay closed. Looking ahead, the region boasts various economies levered to commodity prices. We generally expect higher commodity prices taking 12-18 months to seep into the real economy, so the recent surge in energy and materials create a strong backdrop for the near- and medium-term. We also believe these countries represent the next region set to benefit from COVID-19 vaccination. As we’ve seen in other areas, this can serve as a powerful catalyst.
Looking forward, we believe the Fund is well positioned to navigate risks and to take advantage of investment opportunities. EM has and will continue to see periods of temporary headline-driven volatility. That said, the asset class still benefited from a powerful structural tailwind as EM countries moved away from low return, asset-heavy business models to innovative, highly profitable, domestic, demand-driven structures. We continue to see a rare combination of attractive valuations, improving growth expectations, and positive reform stories in EM economies.
Association of Southeast Asia Nations (ASEAN) is the organization of countries in Southeast Asia set up to promote cultural, economic and political development in the region.
Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period.
MSCI Emerging Markets Index captures large and mid cap representation across 26 emerging market countries. You cannot invest directly into an index.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2021

Risk Factors
Equity Securities Risk — Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk — Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk — Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2021

INVESTMENT OBJECTIVE
The Emerging Markets Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/21)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Ten Year	Gross	Net
Class A (MALGX)	58.79%	13.09%	4.20%	1.86%	1.40%
Class A (with sales charge)(b)	49.68%	11.76%	3.59%	1.86%	1.40%
Class C (MCLGX)	57.69%	12.23%	3.40%	2.60%	2.15%
Class C (with sales charge)(c)	56.69%	12.23%	3.40%	2.60%	2.15%
Class I (MILGX)	59.28%	13.36%	4.44%	1.60%	1.15%
MSCI Emerging Markets Index(d)	49.21%	12.91%	3.96%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Emerging Markets Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2020. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2021, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2021 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2021

Emerging Markets Great Consumer Fund
Manager Commentary
The Emerging Markets Great Consumer Fund (the “Fund”) — Class I Shares returned 41.03% for the period May 1, 2020 through April 30, 2021. During the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, returned 49.21%.
On a sector basis, Financials and Consumer Discretionary were the leading contributors to the Fund’s positive performance during the fiscal year primarily due to strong stock selection. Information Technology was the largest detractor due to allocation effects. The Fund maintained an underweight position in Information Technology, as the sector is primarily represented by hardware producers. The fund prefers to find technology exposure in more asset light, domestic driven consumption stories, such as e-commerce and digital banking, with less exposure to swings in FX and trade rhetoric. That said, hardware producers have performed well on a US demand driven bounce, which led to a detraction for the fund. Consumer Staples and Industrials also negatively affected relative performance due to both allocation and stock selection effects. Regarding country exposure, Russia and China were the top contributors to the Fund’s performance due to stock selection effects. Taiwan was the largest detractor mainly due to the Fund’s underweight allocation. On a stock level, the top contributors were China Tourism Group Duty Free, Li Ning Company, and TCS Group. The biggest detractors were Shanghai International Airport, Ping An Healthcare and Technologies and Nestle India. Shanghai International airport was a reopening play the investment team added to at the start of the fiscal year. China looked to be paving the way to economic normalization, having the first-mover advantage, and names like this stood to benefit. However, the stock corrected in the second half of the fiscal year due to the announcement of a less favorable duty-free agreement and a weaker than expected recovery of international traffic, though domestic travel has picked up. We maintain our thesis that this company is well-positioned to be a key beneficiary of post-COVID-19 normalization.
Asian equities led performance for the fiscal year. After China abandoned its annual economic growth targets for the first time in history in May, having experienced the worst contraction in three decades due to the COVID-19 pandemic, the country emerged as the only major economy to grow GDP in 2020. In October, China’s government unveiled their 14th 5-year plan, which utilizes the country’s new “dual circulation” strategy with the goals of a more robust domestic market, a rise in innovation capacity, an upgrade in value-chains, less pollution, and improved income distribution. US-China tensions reemerged in November when the Trump administration banned US persons from transacting in securities of certain Chinese companies affiliated with China’s military. The relationship remains cold under the Biden administration, but we have not seen nor do we expect further escalation. Chinese technology companies saw increased regulatory risk during the fiscal year as Chinese authorities cracked down on alleged monopolistic practices in the industry. We believe tightened regulation can be positive for countries looking to strengthen their structural framework. Healthy competition should drive up the competitiveness and market efficiency of the industry, which will be beneficial in the long run. India experienced a strong rebound at the start of the fiscal year and sizable growth of foreign direct investment (FDI). During the period, India recorded six consecutive months of FDI new inflows. However, in March, India was hit by a more contagious COVID-19 second wave. We have seen strong responses from the government and the private sector in India to address the current outbreak. Despite the increasing number of COVID-19 cases and mounting inflationary pressures, Indian equities remained resilient. We are optimistic about a ramp-up in vaccinations which should further support the market. The country is still positioned to benefit from huge digitization, infrastructure investments, and electrification. The ASEAN region lagged in market performance and its ability to contain the COVID-19 virus relative to its North Asian counterparts. However, the economic impact from new COVID-19 waves in recent months has been smaller than the first wave in 2020 as the adaptability of businesses and consumers has improved while the government approaches became more optimized. Overall, we see bright prospects in Asia via leading companies that focus on domestic consumption in China, attractive valuations behind a powerful structural story in India, and supply chain growth in the ASEAN region.
Latin America and EEMEA (Eastern Europe, the Middle East, and Africa) equity markets had a strong rebound during the fiscal year, on the back of weaker USD trends, rising commodity prices, and lower interest rates boosting local capital markets. The region initially benefited from governments lifting lockdown measures, resulting in a rebound of manufacturing, industrial production, and consumer confidence data. Additionally, the region’s unemployment remained more resilient than developed markets, as these nations could not fiscally afford to stay closed. Looking ahead, the region boasts various economies levered to commodity prices. We generally see higher commodity prices taking 12-18 months to seep into the real economy, so the recent surge in energy and materials create a strong backdrop for the near- and medium-term. We also believe these countries represent the next region set to benefit from COVID-19 vaccination. As we’ve seen in other areas, this can serve as a powerful catalyst.
The Fund has seen periods of relative underperformance when the market experiences low-quality cyclical bounces. These happen when global demand rebounds and companies with high fixed costs, low-return profiles, with low capacity utilization rates benefit from operating leverage with increasing marginal demand. However, these periods are generally short-lived as investors understand that there isn’t much room for marginal growth once things normalize. Looking forward, we believe the Fund is well-positioned to navigate risks and to take advantage of investment opportunities. Overall, EM has and will continue to see periods of temporary headline-driven volatility. That said, the asset class still benefited from a powerful structural tailwind as EM countries move away from low return, asset-heavy business models to innovative, highly profitable, domestic, demand-driven structures. We continue to see a rare combination of attractive valuations, improving growth expectations, and positive reform stories in EM economies.
Association of Southeast Asia Nations (ASEAN) is the organization of countries in Southeast Asia set up to promote cultural, economic and political development in the region.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2021

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period.
MSCI Emerging Markets Index captures large and mid cap representation across 26 emerging market countries. You cannot invest directly into an index.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.
Risk Factors
Equity Securities Risk — Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk — Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk — Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2021

INVESTMENT OBJECTIVE
The Emerging Markets Great Consumer Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/21)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Ten Year	Gross	Net
Class A (MECGX)	40.70%	15.05%	6.31%	1.58%	1.40%
Class A (with sales charge)(b)	32.58%	13.69%	5.68%	1.58%	1.40%
Class C (MCCGX)	39.68%	14.20%	5.50%	2.33%	2.15%
Class C (with sales charge)(c)	38.68%	14.20%	5.50%	2.33%	2.15%
Class I (MICGX)	41.03%	15.35%	6.57%	1.33%	1.15%
MSCI Emerging Markets Index(d)	49.21%	12.91%	3.96%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Emerging Markets Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2020. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2021, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2021 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds Expense Examples (unaudited)

As a Fund shareholder, you may incur three types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and (3) other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of  $1,000 invested at November 1, 2020 and held for the entire period from November 1, 2020 through April 30, 2021.
The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund and share class in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your expenses would have been higher.
Fund		Beginning Account Value 11/1/20	Actual Ending Account Value 4/30/21	Hypothetical Ending Account Value 4/30/21	Actual Expenses Paid During Period 11/1/20 – 4/30/21(1)	Hypothetical Expenses Paid During Period 11/1/20 – 4/30/21(1)	Annualized Expense Ratio During Period 11/1/20 – 4/30/21
Emerging Markets Fund	Class A	$1,000.00	$1,265.70	$1,017.85	$7.86	$7.00	1.40%
	Class C	1,000.00	1,260.50	1,014.13	12.05	10.74	2.15%
	Class I	1,000.00	1,266.50	1,019.09	6.46	5.76	1.15%
Emerging Markets Great Consumer Fund	Class A	1,000.00	1,145.00	1,017.85	7.45	7.00	1.40%
	Class C	1,000.00	1,140.70	1,014.13	11.41	10.74	2.15%
	Class I	1,000.00	1,146.70	1,019.09	6.12	5.76	1.15%

(1)
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one-half year period).

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2021

	Shares	Value
Common Stocks (98.5%)
AL Rajhi Bank (Banks)	23,669	$624,280
Alibaba Group Holding Ltd.* (Internet & Direct Marketing Retail)	85,880	2,487,674
Alpha Services and Holdings SA* (Banks)	168,500	267,370
Banco BTG Pactual SA (Capital Markets)	23,700	466,905
CD Projekt SA* (Entertainment)	6,292	289,128
China Petroleum & Chemical Corp. (Oil, Gas & Consumable Fuels)	1,870,000	931,690
Cipla Ltd.* (Pharmaceuticals)	49,509	608,506
Clicks Group Ltd. (Food & Staples Retailing)	18,100	302,437
Dalmia Bharat Ltd.* (Construction Materials)	43,556	885,821
Detsky Mir PJSC (Specialty Retail)	278,654	558,547
FirstRand Ltd. (Diversified Financial Services)	108,695	382,738
Ganfeng Lithium Co. Ltd., Class H* (Metals & Mining)	37,200	500,949
Geely Automobile Holdings Ltd. (Automobiles)	39,000	101,172
Grupo Financiero Banorte Sab de CV (Banks)	116,700	662,764
Halyk Savings Bank of Kazakhstan JSC GDR (Banks)	19,300	276,376
HDFC Bank Ltd.* (Banks)	36,622	698,299
Hindalco Industries Ltd. (Metals & Mining)	187,024	920,128
Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	37,000	153,719
Hyundai Motor Co. (Automobiles)	6,671	1,271,581
ICICI Bank Ltd.* (Banks)	264,211	2,142,082
Industrial & Commerical Bank of China Ltd., H Shares (Banks)	2,550,000	1,661,152
Infosys Ltd. (IT Services)	39,291	718,450
Lemon Tree Hotels Ltd.* (Hotels, Restaurants & Leisure)	1,464,354	699,877
LG Chem Ltd. (Chemicals)	1,455	1,219,259
Li-Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	92,500	755,005
Locaweb Servicos de Internet SA (IT Services)	46,300	248,920
Lojas Renner SA (Multiline Retail)	80,468	592,381
LONGi Green Energy Technology Co. Ltd. (Semiconductors & Semiconductor Equipment)	31,584	485,119
Mahindra & Mahindra Ltd. (Automobiles)	72,694	738,595
Mando Corp.* (Auto Components)	13,682	714,731
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	50,000	2,122,059
Meituan, Class B* (Internet & Direct Marketing Retail)	23,300	893,904
MercadoLibre, Inc.* (Internet & Direct Marketing Retail)	379	595,401
Minth Group Ltd. (Auto Components)	172,000	698,629
Mr. Price Group Ltd. (Specialty Retail)	22,931	287,701
Narayana Hrudayalaya Ltd.* (Health Care Providers & Services)	149,516	821,488
NAVER Corp. (Interactive Media & Services)	2,476	800,325
Network International Holdings PLC* (IT Services)	63,233	366,623
New Oriental Education & Technology Group, Inc.* (Diversified Consumer Services)	49,600	770,101
	Shares	Value
Novatek PJSC GDR (Oil, Gas & Consumable Fuels)	2,350	$423,118
Novatek PJSC GDR (Oil, Gas & Consumable Fuels)	500	90,025
Phu Nhuan Jewelry JSC (Textiles, Apparel & Luxury Goods)	225,970	960,573
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)	152,500	1,667,831
POSCO (Metals & Mining)	3,901	1,276,716
Prosus NV (Internet & Direct Marketing Retail)	10,321	1,119,469
PT Bank Rakyat Indonesia Persero TBK (Banks)	3,114,800	873,611
Raia Drogasil SA (Food & Staples Retailing)	129,700	629,957
Rede D’Or Sao Luiz SA (Health Care Providers & Services)	34,600	448,864
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	38,765	1,043,869
Rumo SA* (Road & Rail)	170,917	631,580
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	49,260	3,609,685
Samsung Electronics Co. Ltd. Pref. (Technology Hardware, Storage & Peripherals)	18,616	1,226,895
Sberbank of Russia PJSC ADR (Banks)	39,630	623,776
Shinhan Financial Group Co. Ltd. (Banks)	60,905	2,190,434
Standard Chartered PLC (Banks)	334,050	2,421,244
Suzano SA* (Paper & Forest Products)	37,800	479,869
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	65,000	1,396,798
Techtronic Industries Co. Ltd. (Household Durables)	70,500	1,285,201
Tencent Holdings Ltd. (Interactive Media & Services)	52,000	4,170,711
Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	14,506	292,137
Tongwei Co. Ltd., Class A (Food Products)	264,439	1,439,571
Trip.com Group Ltd. ADR* (Internet & Direct Marketing Retail)	26,540	1,037,183
Vietnam Technological & Commercial Joint Stock Bank* (Banks)	803,880	1,429,647
Wal-Mart de Mexico Sab de CV (Food & Staples Retailing)	223,200	732,105
Yandex NV Russia, Class A* (Interactive Media & Services)	3,400	222,870
Yandex NV US, Class A* (Interactive Media & Services)	8,680	568,974
TOTAL COMMON STOCKS
(Cost $50,801,958)		62,014,599
TOTAL INVESTMENTS
(Cost $50,801,958) – 98.5%		$62,014,599
Other Net Assets (Liabilities) – 1.5%		939,485
NET ASSETS – 100.0%		$62,954,084

*
Non-income producing security

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2021

The Emerging Markets Fund invested in the following industries as of April 30, 2021:
	Value	% of Net Assets
Auto Components	$1,413,360	2.2%
Automobiles	2,111,348	3.4%
Banks	13,871,035	22.0%
Capital Markets	466,905	0.7%
Chemicals	1,219,259	1.9%
Construction Materials	885,821	1.4%
Diversified Consumer Services	770,101	1.2%
Diversified Financial Services	382,738	0.5%
Electronic Equipment, Instruments & Components	153,719	0.2%
Entertainment	289,128	0.5%
Food & Staples Retailing	1,664,499	2.6%
Food Products	1,439,571	2.3%
Health Care Providers & Services	1,270,352	2.0%
Hotels, Restaurants & Leisure	699,877	1.1%
Household Durables	1,285,201	2.0%
Insurance	1,667,831	2.6%
Interactive Media & Services	5,762,880	9.2%
Internet & Direct Marketing Retail	6,133,631	9.7%
IT Services	1,333,993	2.1%
Metals & Mining	2,697,793	4.3%
Multiline Retail	592,381	0.9%
Oil, Gas & Consumable Fuels	2,488,702	4.0%
Paper & Forest Products	479,869	0.8%
Pharmaceuticals	608,506	1.0%
Road & Rail	631,580	1.1%
Semiconductors & Semiconductor Equipment	4,003,976	6.4%
Specialty Retail	846,248	1.4%
Technology Hardware, Storage & Peripherals	4,836,580	7.8%
Textiles, Apparel & Luxury Goods	2,007,715	3.2%
Other Net Assets	939,485	1.5%
Total	$62,954,084	100.0%
The Emerging Markets Fund invested in securities with exposure to the following countries as of April 30, 2021:
	Value	% of Net Assets
Argentina	$595,401	0.9%
Brazil	3,498,476	5.6%
China	17,600,691	27.9%
Greece	267,370	0.4%
Hong Kong	3,706,445	5.9%
India	9,569,252	15.2%
Indonesia	873,611	1.4%
Kazakstan	276,376	0.4%
Mexico	1,394,869	2.2%
Netherlands	1,119,469	1.8%
Poland	289,128	0.5%
Russia	2,487,310	4.0%
Saudi Arabia	624,280	1.0%
South Africa	972,876	1.5%
South Korea	12,309,626	19.6%
Taiwan	3,672,576	5.8%
United Arab Emirates	366,623	0.6%
Vietnam	2,390,220	3.8%
Other Net Assets	939,485	1.5%
Total	$62,954,084	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2021

	Shares	Value
Common Stocks (96.4%)
AL Rajhi Bank (Banks)	769,961	$20,308,063
Alibaba Group Holding Ltd.* (Internet & Direct Marketing Retail)	1,108,800	32,118,442
Alpha Services and Holdings SA* (Banks)	5,326,500	8,451,916
Amorepacific Corp. (Personal Products)	175,353	42,647,893
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	438,174	18,916,007
Asian Paints Ltd. (Chemicals)	511,701	17,522,914
Ayala Land, Inc. (Real Estate Management & Development)	17,353,405	11,607,388
Banco BTG Pactual SA (Capital Markets)	720,700	14,198,240
Britannia Industries Ltd. (Food Products)	344,327	16,033,805
CD Projekt SA* (Entertainment)	205,000	9,420,089
China International Travel Service Corp. Ltd., Class A (Hotels, Restaurants & Leisure)	1,634,023	78,775,992
China Merchants Bank Co. Ltd. (Banks)	6,904,000	55,685,304
Clicks Group Ltd. (Food & Staples Retailing)	539,600	9,016,290
CP All Public Co. Ltd. (Food & Staples Retailing)	9,963,600	20,001,253
Detsky Mir PJSC (Specialty Retail)	8,162,238	16,360,780
FirstRand Ltd. (Diversified Financial Services)	2,928,209	10,310,851
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)	6,273,000	55,239,549
Geely Automobile Holdings Ltd. (Automobiles)	15,531,000	40,289,623
Grupo Financiero Banorte Sab de CV (Banks)	3,665,443	20,816,838
Haidilao International Holding Ltd. (Hotels, Restaurants & Leisure)	3,550,000	23,011,587
Halyk Savings Bank of Kazakhstan JSC GDR (Banks)	651,924	9,335,552
HDFC Bank Ltd.* (Banks)	3,123,344	59,555,118
Hindustan Unilever Ltd. (Household Products)	1,544,567	49,083,938
Hyundai Motor Co. (Automobiles)	241,731	46,077,119
JD.com, Inc., Class A* (Internet & Direct Marketing Retail)	751,700	28,916,377
Kakao Corp. (Interactive Media & Services)	629,175	64,207,303
LG Household & Health Care Ltd. (Personal Products)	34,770	48,112,777
Li-Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	9,828,000	80,218,243
Locaweb Servicos de Internet SA (IT Services)	1,853,900	9,967,021
Lojas Renner SA (Multiline Retail)	2,377,635	17,503,406
Maruti Suzuki India Ltd. (Automobiles)	186,187	16,227,875
Meituan, Class B* (Internet & Direct Marketing Retail)	343,800	13,189,881
MercadoLibre, Inc.* (Internet & Direct Marketing Retail)	11,435	17,964,156
Mr. Price Group Ltd. (Specialty Retail)	717,847	9,006,392
NAVER Corp. (Interactive Media & Services)	169,239	54,703,669
Nestle India Ltd. (Food Products)	147,876	32,561,469
Network International Holdings PLC* (IT Services)	2,012,361	11,667,593
	Shares	Value
New Oriental Education & Technology Group, Inc.* (Diversified Consumer Services)	808,600	$12,554,510
New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)	2,906,993	44,360,714
Pinduoduo, Inc. ADR* (Internet & Direct Marketing Retail)	354,532	47,482,472
Ping An Healthcare & Technology Co. Ltd.* (Health Care Technology)	2,247,400	26,329,372
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)	4,961,500	54,261,915
Prosus NV (Internet & Direct Marketing Retail)	325,154	35,267,882
PT Bank Central Asia TBK (Banks)	21,441,400	47,552,689
Raia Drogasil SA (Food & Staples Retailing)	3,592,200	17,447,431
Rede D’Or Sao Luiz SA (Health Care Providers & Services)	1,088,200	14,117,168
Rumo SA* (Road & Rail)	5,325,391	19,678,639
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	329,300	24,130,507
Sberbank of Russia PJSC ADR (Banks)	1,168,848	18,397,668
Shanghai International Airport Co. Ltd., Class A* (Transportation Infrastructure)	4,788,762	36,362,476
Suzano SA* (Paper & Forest Products)	1,229,600	15,609,692
TCS Group Holdings PLC GDR (Banks)	288,410	16,670,098
Tencent Holdings Ltd. (Interactive Media & Services)	953,200	76,452,346
Vietnam Dairy Products JSC (Food Products)	63	256
Wal-Mart de Mexico Sab de CV (Food & Staples Retailing)	7,027,400	23,050,155
Yandex NV Russia, Class A* (Interactive Media & Services)	205,000	13,437,749
Yandex NV US, Class A* (Interactive Media & Services)	176,301	11,556,531
TOTAL COMMON STOCKS
(Cost $1,453,173,390)		1,643,750,983
Foreign Bond (0.0%)NM
India (0.0%)NM
Britannia Industries Ltd., 8.00%, 8/28/22+	11,930,100	168,124
TOTAL FOREIGN BOND
(Cost $166,146)		168,124
TOTAL INVESTMENTS
(Cost $1,453,339,536) – 96.4%		1,643,919,107
Other Net Assets (Liabilities) – 3.6%		61,966,123
NET ASSETS – 100.0%		$1,705,885,230

*
Non-income producing security

+
The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

NM
Not meaningful, amount less than 0.05%

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2021

The Emerging Markets Great Consumer Fund invested in the following industries as of April 30, 2021:
	Value	% of Net Assets
Automobiles	$102,594,617	6.1%
Banks	256,773,246	15.1%
Capital Markets	14,198,240	0.8%
Chemicals	17,522,914	1.0%
Diversified Consumer Services	56,915,224	3.3%
Diversified Financial Services	10,310,851	0.7%
Entertainment	9,420,089	0.6%
Food & Staples Retailing	69,515,129	4.1%
Food Products	48,763,654	2.8%
Health Care Providers & Services	33,033,175	1.9%
Health Care Technology	26,329,372	1.5%
Hotels, Restaurants & Leisure	157,027,128	9.2%
Household Products	49,083,938	2.9%
Insurance	54,261,915	3.2%
Interactive Media & Services	220,357,598	12.9%
Internet & Direct Marketing Retail	174,939,210	10.2%
IT Services	21,634,614	1.3%
Multiline Retail	17,503,406	1.0%
Paper & Forest Products	15,609,692	0.9%
Personal Products	90,760,670	5.3%
Real Estate Management & Development	11,607,388	0.7%
Road & Rail	19,678,639	1.2%
Specialty Retail	25,367,172	1.5%
Technology Hardware, Storage & Peripherals	24,130,507	1.4%
Textiles, Apparel & Luxury Goods	80,218,243	4.7%
Transportation Infrastructure	36,362,476	2.1%
Other Net Assets	61,966,123	3.6%
Total	$1,705,885,230	100.0%
The Emerging Markets Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2021:
	Value	% of Net Assets
Argentina	$17,964,156	1.1%
Brazil	108,521,597	6.3%
China	650,009,254	38.0%
Cyprus	16,670,098	1.0%
Greece	8,451,916	0.5%
Hong Kong	55,239,549	3.2%
India	210,069,250	12.3%
Indonesia	47,552,689	2.8%
Kazakstan	9,335,552	0.5%
Mexico	43,866,993	2.6%
Netherlands	35,267,882	2.1%
Philippines	11,607,388	0.7%
Poland	9,420,089	0.6%
Russia	59,752,728	3.5%
Saudi Arabia	20,308,063	1.2%
South Africa	28,333,533	1.7%
South Korea	279,879,268	16.4%
Thailand	20,001,253	1.2%
United Arab Emirates	11,667,593	0.7%
Vietnam	256	—%^
Other Net Assets	61,966,123	3.6%
Total	$1,705,885,230	100.0%

^
Represents less than 0.05%.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2021

	Emerging Markets Fund	Emerging Markets Great Consumer Fund
Assets:
Investments, at value (Cost $50,801,958 and $1,453,339,536)	$62,014,599	$1,643,919,107
Foreign currency, at value (Cost $235,813 and $17,194,598)	235,367	17,195,217
Cash	1,240,008	48,270,237
Dividends and interest receivable	160,964	3,411,920
Receivable for investments sold	312,878	989,174
Receivable for capital shares issued	1,015	7,506,683
Reclaims receivable	3,438	184,368
Prepaid expenses	6,953	76,592
Total Assets	63,975,222	1,721,553,298
Liabilities:
Payable for investments purchased	170,602	7,164,709
Payable for capital shares redeemed	—	1,933,808
Payable to Manager	38,301	1,213,374
Deferred foreign taxes	266,117	5,037,225
Borrowings payable	500,000	—
Accrued expenses:
Administration	5,753	12,432
Distribution	2,561	48,806
Fund accounting	9,860	17,083
Transfer agent	6,144	87,771
Custodian	8,782	70,357
Legal and audit fees	2,813	26,743
Trustee	1,152	20,522
Printing	667	11,881
Reimbursement	8,219	20,383
Other	167	2,974
Total Liabilities	1,021,138	15,668,068
Net Assets	$62,954,084	$1,705,885,230
Net Assets consist of:
Paid in Capital	$52,877,824	$1,428,682,805
Total distributable earnings/(loss)	10,076,260	277,202,425
Net Assets	$62,954,084	$1,705,885,230
Net Assets:
Class A	$3,566,036	$55,496,230
Class C	2,175,886	22,710,409
Class I	57,212,162	1,627,678,591
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	230,718	2,771,410
Class C	152,422	1,230,086
Class I	3,626,603	79,326,647
Net Asset Value (redemption price per share):
Class A	$15.46	$20.02
Class C(a)	$14.28	$18.46
Class I	$15.78	$20.52
Maximum Sales Charge:
Class A	5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$16.40	$21.24
Amounts shown as “—” are either $0 or round to $0.
(a)
Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2021

	Emerging Markets Fund	Emerging Markets Great Consumer Fund
Investment Income:
Dividend income	$924,774	$12,819,507
Interest income	179	16,031
Foreign tax withholding	(127,335)	(1,386,130)
Total Investment Income	797,618	11,449,408
Expenses:
Manager fees	574,049	10,771,306
Administration fees	69,888	138,572
Distribution fees – Class A	7,916	114,055
Distribution fees – Class C	20,353	200,363
Fund accounting fees	60,805	173,924
Transfer agent fees	35,092	638,916
Custodian fees	61,130	611,822
Trustee fees	10,309	197,612
Legal and audit fees	13,408	200,235
State registration and filing fees	49,036	132,270
Line of credit fees	8,034	—
Other fees	19,413	284,399
Total Expenses before fee reductions	929,433	13,463,474
Waivers and/or reimbursements from the Manager	(221,218)	(569,714)
Fees voluntarily reduced by the Administrator	(11,503)	(11,503)
Total Net Expenses	696,712	12,882,257
Net Investment Income (Loss)	100,906	(1,432,849)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	9,478,436	131,315,296
Net realized gains (losses) on foreign currency transactions	(101,755)	(1,246,891)
Foreign taxes on realized gains (losses)	(192,360)	(2,388,103)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	16,642,078	171,221,683
Net Change in foreign taxes on unrealized gains (losses)	(266,117)	(3,033,458)
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	25,560,282	295,868,527
Change in Net Assets Resulting From Operations	$25,661,188	$294,435,678
Amounts shown as “—” are either $0 or round to $0.
See accompanying notes to financial statements

Mirae Asset Discovery Funds Statements of Changes in Net Assets

	Emerging Markets Fund		Emerging Markets Great Consumer Fund
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$100,906	$336,513	$(1,432,849)	$(52,267)
Net realized gains (losses) on investments	9,478,436	2,199,544	131,315,296	38,462,190
Net realized gains (losses) on foreign currency transactions	(101,755)	(217,155)	(1,246,891)	(848,339)
Foreign taxes on realized gains	(192,360)	(53,780)	(2,388,103)	(500,508)
Change in unrealized appreciation/depreciation on investments, foreign currency transactions and foreign taxes	16,375,961	(11,597,839)	168,188,225	(42,368,022)
Change in net assets resulting from operations	25,661,188	(9,332,717)	294,435,678	(5,306,946)
Distributions to Shareholders:
Class A	(43,264)	—	(2,077,572)	(221,419)
Class C	(14,972)	—	(994,998)	(72,913)
Class I	(759,071)	—	(45,355,772)	(3,866,994)
Change in net assets from distributions	(817,307)	—	(48,428,342)	(4,161,326)
Change in net assets from capital transactions	(13,078,178)	(21,281,725)	866,344,588	220,291,396
Change in net assets	11,765,703	(30,614,442)	1,112,351,924	210,823,124
Net Assets:
Beginning of period	51,188,381	81,802,823	593,533,306	382,710,182
End of period	$62,954,084	$51,188,381	$1,705,885,230	$593,533,306
Capital Transactions:
Class A
Proceeds from shares issued	$189,906	$845,227	$25,188,291	$14,573,281
Dividends reinvested	37,324	—	2,025,487	212,988
Cost of shares redeemed	(579,658)	(710,284)	(15,337,930)	(10,036,599)
Class C
Proceeds from shares issued	135,451	267,745	4,959,042	3,160,477
Dividends reinvested	13,612	—	965,310	70,434
Cost of shares redeemed	(502,678)	(723,884)	(4,221,565)	(5,476,091)
Class I
Proceeds from shares issued	14,042,494	13,659,571	1,035,559,903	346,909,172
Dividends reinvested	622,938	—	38,548,315	3,256,151
Cost of shares redeemed	(27,037,567)	(34,620,100)	(221,342,265)	(132,378,417)
Change in net assets resulting from capital transactions	$(13,078,178)	$(21,281,725)	$866,344,588	$220,291,396
Share Transactions:
Class A
Issued	14,206	74,763	1,366,132	952,306
Reinvested	2,607	—	103,924	13,370
Redeemed	(44,989)	(64,942)	(835,933)	(669,677)
Class C
Issued	9,463	25,055	283,393	217,407
Reinvested	1,026	—	53,569	4,730
Redeemed	(40,132)	(70,303)	(250,892)	(395,768)
Class I
Issued	1,027,603	1,227,093	52,921,005	22,661,771
Reinvested	42,667	—	1,931,317	200,255
Redeemed	(2,117,396)	(3,010,593)	(11,496,346)	(8,831,368)
Change in shares	(1,104,945)	(1,818,927)	44,076,169	14,153,026
Amounts shown as “—“ are either $0 or round to $0.
See accompanying notes to financial statements

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From					Ratios of Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(b)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets, End of Period (000’s)	Portfolio Turnover(c)
Emerging Markets Fund
Class A
Year Ended April 30, 2021	$9.86	—(d)	5.78	5.78	(0.18)	—	(0.18)	$15.46	58.79%	1.40%	(0.02)%	1.80%	$3,566	123%
Year Ended April 30, 2020	$11.64	(0.02)	(1.76)	(1.78)	—	—	—	$9.86	(15.29)%	1.40%	(0.15)%	1.86%	$2,552	95%
Year Ended April 30, 2019	$13.16	0.02	(1.06)	(1.04)	—	(0.48)	(0.48)	$11.64	(7.31)%	1.43%(e)	0.18%	1.87%	$2,898	156%
Year Ended April 30, 2018	$10.80	(0.03)	2.39	2.36	—	—	—	$13.16	21.85%	1.50%	(0.22)%	2.08%	$4,889	72%
Year Ended April 30, 2017	$8.87	(0.03)	1.96	1.93	—	—	—	$10.80	21.76%	1.56%(f)	(0.31)%	6.81%	$408	111%
Class C
Year Ended April 30, 2021	$9.12	(0.09)	5.34	5.25	(0.09)	—	(0.09)	$14.28	57.69%	2.15%	(0.78)%	2.55%	$2,176	123%
Year Ended April 30, 2020	$10.85	(0.06)	(1.67)	(1.73)	—	—	—	$9.12	(15.94)%	2.15%	(0.53)%	2.60%	$1,661	95%
Year Ended April 30, 2019	$12.40	(0.08)	(0.99)	(1.07)	—	(0.48)	(0.48)	$10.85	(8.01)%	2.18%(e)	(0.78)%	2.69%	$2,466	156%
Year Ended April 30, 2018	$10.26	(0.11)	2.25	2.14	—	—	—	$12.40	20.86%	2.25%	(0.93)%	2.92%	$2,162	72%
Year Ended April 30, 2017	$8.49	(0.09)	1.86	1.77	—	—	—	$10.26	20.85%	2.32%(f)	(1.06)%	6.48%	$385	111%
Class I
Year Ended April 30, 2021	$10.05	0.03	5.91	5.94	(0.21)	—	(0.21)	$15.78	59.28%	1.15%	0.22%	1.55%	$57,212	123%
Year Ended April 30, 2020	$11.84	0.06	(1.85)	(1.79)	—	—	—	$10.05	(15.12)%	1.15%	0.54%	1.60%	$46,976	95%
Year Ended April 30, 2019	$13.39	0.03	(1.07)	(1.04)	(0.03)	(0.48)	(0.51)	$11.84	(7.14)%	1.18%(e)	0.27%	1.66%	$76,438	156%
Year Ended April 30, 2018	$10.96	—(d)	2.43	2.43	—	—	—	$13.39	22.17%	1.25%	0.03%	1.94%	$66,004	72%
Year Ended April 30, 2017	$8.98	0.02	1.96	1.98	—	—	—	$10.96	22.05%	1.32%(f)	0.18%	3.43%	$21,669	111%
Emerging Markets Great Consumer Fund
Class A
Year Ended April 30, 2021	$14.86	(0.07)	6.09	6.02	—	(0.86)	(0.86)	$20.02	40.70%	1.40%	(0.35)%	1.45%	$55,496	49%
Year Ended April 30, 2020	$15.03	—(d)	(0.07)	(0.07)	(0.04)	(0.06)	(0.10)	$14.86	(0.50)%	1.40%	—%(d)	1.58%	$31,766	60%
Year Ended April 30, 2019	$14.89	—(d)	0.14	0.14	—	—	—	$15.03	0.94%	1.43%(e)	—%(d)	1.66%	$27,673	46%
Year Ended April 30, 2018	$11.82	(0.08)	3.15	3.07	—	—	—	$14.89	25.97%	1.50%	(0.53)%	1.78%	$45,145	52%
Year Ended April 30, 2017	$10.44	(0.06)	1.44	1.38	—	—	—	$11.82	13.22%	1.56%(f)	(0.51)%	2.05%	$15,047	55%
Class C
Year Ended April 30, 2021	$13.85	(0.19)	5.66	5.47	—	(0.86)	(0.86)	$18.46	39.68%	2.15%	(1.11)%	2.20%	$22,710	49%
Year Ended April 30, 2020	$14.08	(0.08)	(0.09)	(0.17)	—	(0.06)	(0.06)	$13.85	(1.24)%	2.15%	(0.59)%	2.33%	$15,850	60%
Year Ended April 30, 2019	$14.05	(0.12)	0.15	0.03	—	—	—	$14.08	0.21%	2.18%(e)	(0.93)%	2.41%	$18,556	46%
Year Ended April 30, 2018	$11.24	(0.16)	2.97	2.81	—	—	—	$14.05	25.00%	2.25%	(1.20)%	2.53%	$18,221	52%
Year Ended April 30, 2017	$10.00	(0.13)	1.37	1.24	—	—	—	$11.24	12.40%	2.32%(f)	(1.24)%	2.80%	$13,616	55%
Class I
Year Ended April 30, 2021	$15.18	(0.02)	6.22	6.20	—	(0.86)	(0.86)	$20.52	41.03%	1.15%	(0.10)%	1.20%	$1,627,679	49%
Year Ended April 30, 2020	$15.34	—(d)	(0.03)	(0.03)	(0.07)	(0.06)	(0.13)	$15.18	(0.23)%	1.15%	0.01%	1.33%	$545,917	60%
Year Ended April 30, 2019	$15.15	—(d)	0.19	0.19	—	—	—	$15.34	1.25%	1.18%(e)	0.03%	1.41%	$336,482	46%
Year Ended April 30, 2018	$12.00	(0.03)	3.18	3.15	—	—	—	$15.15	26.25%	1.25%	(0.23)%	1.53%	$217,808	52%
Year Ended April 30, 2017	$10.57	(0.03)	1.46	1.43	—	—	—	$12.00	13.53%	1.32%(f)	(0.25)%	1.73%	$116,917	55%

(a)
Calculated using the average shares method.

(b)
Total Return reflects any fee waivers or reimbursements during the applicable period and would have been lower in their absence.

(c)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)
Amount is less than $0.005 or 0.005%.

(e)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2018 and the higher limit in effect prior to that date. See Note 3 in the Notes to Financial Statements.

(f)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2016 and the higher limit in effect prior to that date.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2021

1. Organization
Mirae Asset Discovery Funds (the “Trust”) is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). Currently, the Trust consists of two operating series. This report includes information about the following series of the Trust: Emerging Markets Fund and Emerging Markets Great Consumer Fund. Each may be referred to individually as a “Fund” and collectively as the “Funds.” The Emerging Markets Fund and Emerging Markets Great Consumer Fund have a fiscal year-end of April 30th.
Each Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of shares. Class A Shares of the Funds have a maximum sales charge of 5.75% as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares that are no longer subject to a deferred sales charge may be converted to Class A Shares of the same Fund on the basis of relative net asset values. No sales charges are assessed with respect to Class I Shares of the Funds.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.
2. Significant Accounting Policies
The Funds are investment companies and accordingly follow accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investments Companies, as amended. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from these estimates.
Investment Valuation
The Funds record investments at fair value. Fair value is defined as the value that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.
Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their last sale price on the relevant exchange as of the close of regular trading on that exchange. All equity securities that are not traded on a listed exchange or automated quotation system are valued at the last sale price at the close of the U.S. market (i.e., usually the close of the regular trading on the New York Stock Exchange (“NYSE”)) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board of Trustees of the Trust (the “Board”, and the members thereof, the “Trustees”).
Fixed-income securities are generally valued by using valuation methodologies from an independent pricing service. Such services typically utilize multiple sources in an effort to obtain market color, which includes but is not limited to, observed transactions, credit quality information, perceived market movements, news, and other relevant information. These sources become the building blocks for establishing an effective modeling application, otherwise known as “matrix pricing.” In the absence of available quotations, fixed-income securities will be priced at fair value determined in accordance with fair value procedures approved by the Board.
Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise fair value will be determined in accordance with fair value procedures approved by the Board.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2021

The Funds may invest in American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of depositary receipts, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.
Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.
Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the “Manager”) determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates the net asset value. The Manager believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Manager’s Valuation Committee, in accordance with a valuation policy approved by the Board, to take those factors into account.
Each Fund uses fair value pricing to seek to ensure that such Fund’s net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s net asset value by short-term traders.
The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:
■
Level 1 — quoted prices in active markets for identical assets

■
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

■
Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
Pursuant to the valuation procedures noted previously, equity securities, including foreign equity securities, are generally categorized as a Level 1 security in the fair value hierarchy, unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security.
A summary of the valuations as of April 30, 2021, based upon the three levels defined above, are identified below for each Fund.
	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Fund
Common Stocks*	$62,014,599	$—	$—	$62,014,599
Total Investments	$62,014,599	$—	$—	$62,014,599
	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Great Consumer Fund
Common Stocks*	$1,643,750,983	$—	$—	$1,643,750,983
Foreign Bond	—	168,124	—	168,124
Total Investments	$1,643,750,983	$168,124	$—	$1,643,919,107

*
For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

As of April 30, 2021, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2021

Foreign Currency Transactions
The Fund’s accounting records are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:
i)
value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)
purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.
Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. Withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.
Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.
Allocations
Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.
The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.
Distributions to Shareholders
Each of the Funds intends to declare and distribute net investment income at least annually, if any, and distribute net realized capital gains, if any, annually.
The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (“PFICs”)) do not require a reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
Federal Income Taxes
Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to make timely distributions in order to avoid tax liability.
Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2021

a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statements of Operations as incurred. There is no income tax noted as due for the year ended April 30, 2021.
3. Transactions with Affiliates and other Servicing Arrangements
The Trust, on behalf of each Fund, has entered into an Investment Management Agreement between the Manager and the Trust (the “Investment Management Agreement”). Under this agreement, each Fund pays the Manager a fee, accrued daily and payable monthly at an annualized rate of the average daily net assets of each Fund as listed below:
Emerging Markets Fund	0.99%
Emerging Markets Great Consumer Fund	0.99%
The Manager, with respect to each of the Funds, has entered into a sub-management agreement with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong” or the “Sub-Manager”) to manage all or a portion of the investments of each Fund. The Funds do not compensate the Sub-Manager. The Manager compensates the Sub-Manager from its Manager fees under the terms of the sub-management agreement. Such fees are payable monthly at an annualized rate of the average daily net assets of each Fund as listed below:
Emerging Markets Fund	35% of the total monthly investment management fees derived from assets managed by the Sub-Manager
Emerging Markets Great Consumer Fund	35% of the total monthly investment management fees derived from assets managed by the Sub-Manager
The Manager has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) through August 31, 2021 as follows:
	Class A	Class C	Class I
Emerging Markets Fund	1.40%	2.15%	1.15%
Emerging Markets Great Consumer Fund	1.40%	2.15%	1.15%
Waivers and reimbursements under this agreement are accrued daily and paid monthly.
Additionally, pursuant to the expense limitation agreement, each Fund has agreed to repay amounts waived or reimbursed by the Manager with respect to such Fund for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Board, and are permissible to the extent such repayments would not cause the expenses of a Fund to exceed the limits described above. As of April 30, 2021, the repayments that may potentially be made by the Funds are as follows:
	Expires 4/30/22	Expires 4/30/23	Expires 4/30/24	Total
Emerging Markets Fund	$323,715	$290,813	$221,218	$835,746
Emerging Markets Great Consumer Fund	628,729	831,534	569,714	2,029,977
Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., serves as the Trust’s administrator and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Trust, on behalf of the Funds. Citi voluntarily waived a portion of its fees during the year ended April 30, 2021 as indicated on each Fund’s Statement of Operations under the caption “Fees voluntarily reduced by the Administrator.” Each Fund’s ratio of net expenses to average net assets was unaffected by these voluntary waivers due to contractual expense limit described above.
FIS Investor Services LLC (“FIS”) serves as transfer agent for the Funds under a transfer agency agreement and receives fees for its services.
Citi also receives fees for certain additional services and reimbursement for out-of-pocket expenses. Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2021

Prior to April 23, 2021, the Funds had an uncommitted $15,000,000 demand line of credit facility with Citibank, N.A., expiring August 1, 2021. Effective April 23, 2021, the Funds have a committed $50,000,000 line of credit agreement with Citibank, N.A., expiring April 22, 2022. Borrowings under these facility bear interest at rates determined at the time of such borrowings, if any. The average loans for the days outstanding and average interest rate for each Fund during the year ended April 30,2021, were as follows:.
	Amount Outstanding at April 30, 2021	Average Borrowings*	Days Outstanding	Average Rate	Maximum Borrowings During the Year
Emerging Markets Fund	$500,000	$1,498,534	186	1.10%	$7,500,000

*
For the year ended April 30, 2021, based on the number of days borrowings were outstanding.

Interest charged under this facility during the year ended April 30, 2021 is identified as Line of credit fees on the accompanying Statements of Operations.
Funds Distributor, LLC (the “Distributor”) serves as the distributor of each Fund. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The distributor received commissions from the sale of Class A and Class C Shares of the Funds during the year ended April 30, 2021 as follows:
	Class A	Class C
Emerging Markets Fund	$157	$—
Emerging Markets Great Consumer Fund	9,945	—
The distributor received contingent deferred sales charges from shareholder redemptions during the year ended April 30, 2021 as follows:
Amount
Emerging Markets Fund	$504
Emerging Markets Great Consumer Fund	614
For the year ended April 30, 2021, the brokerage commissions paid by each Fund to broker/dealers affiliated with the Manager on the execution of each Fund’s purchases and sales of portfolio investments were as follows:
	Name of Affiliate Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
Emerging Markets Fund	Mirae Asset Securities (Hong Kong) Ltd.	$16,192
Emerging Markets Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	135,005
Certain officers and Trustees of the Trust are officers of the Manager or Citi and receive no compensation from the Funds for such services.
4. Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2021 were as follows:
	Purchases	Sales
Emerging Markets Fund	$68,419,717	$82,455,520
Emerging Markets Great Consumer Fund	1,288,541,261	512,188,111
5. Investment Risks
Asset Allocation Risk
Each Fund’s ability to achieve its investment objective will depend, in part on the investment manager’s ability to select the best asset allocation of assets across the various developed and emerging markets. This is a risk that the manager’s evaluations and assumptions may be incorrect in view of actual market condition.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2021

Credit Risk
The issuer of a fixed income security or the counterparty to a contract, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.
Concentration Risk
Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified fund. The Schedules of Portfolio Investments provide information on each Fund’s holdings, including industry and/or geographical composition, as relevant.
Emerging Markets Risks
The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in great price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.
Equity Securities Risk
Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.
Fixed Income Securities Risk
Bonds tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.
Foreign Securities Risk
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Growth Investing Risk
Investments in growth-focused companies may be more volatile than other stocks or the market as a whole. Growth-focused companies may be in early stages of business development or have smaller market capitalizations causing their securities to be more sensitive to economic downturns in the broader market. The price of securities issued by growth-focused companies may be more sensitive to the companies’ current or expected earnings.
Market Disruption and Geopolitical Risk
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, natural and environmental disasters, systemic market dislocations, public health crises and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the value of the Fund and its investments.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2021

6. Federal Income Tax Information
At April 30, 2021, the Funds did not have any capital loss carryforwards ("CLCFs") for federal income tax purposes.
During the year ended April 30, 2021, the following Fund utilized CLCFs to offset realized capital gains:
Amount
Emerging Markets Fund	$6,697,111
Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund’s deferred losses are as follows:
	Post October Loss Deferred	Late Year Ordinary Loss Deferred	Total
Emerging Markets Fund	$—	$193,211	$193,211
The tax character of distributions paid to shareholders during the tax year ended April 30, 2021 were as follows:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Emerging Markets Fund	$817,307	$—	$817,307
Emerging Markets Great Consumer Fund	3,495,957	44,932,385	48,428,342
The tax character of distributions paid to shareholders during the tax year ended April 30, 2020 were as follows:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Emerging Markets Great Consumer Fund	$2,225,037	$1,936,289	$4,161,326
As of April 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Late Year Ordinary and Post Oct Capital Loss Deferrals	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
Emerging Markets Fund	$—	$871,977	$871,977	$(193,211)	$9,397,494	$10,076,260
Emerging Markets Great Consumer Fund	40,740,902	55,037,782	95,778,684	—	181,423,741	277,202,425

(a)
The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

At April 30, 2021, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, including deferred tax on foreign capital gains, for federal income tax purposes, were as follows:
	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Fund	$52,349,674	$12,545,489	$(2,880,564)	$9,664,925
Emerging Markets Great Consumer Fund	1,457,459,548	256,111,968	(69,652,409)	186,459,559

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2021

7. Control Ownership and Principal Holders
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of April 30, 2021, an omnibus account (comprised of a group of individual shareholders) which meets this criteria is included among the overall shareholder accounts of each Fund, as follows:
Beneficial Ownership
Emerging Markets Fund	35%
Emerging Markets Great Consumer Fund	26%
8. Subsequent Events
Management evaluated subsequent events through the date these financial statements were issued and concluded no such events require recognition or disclosure in these financials statements, except as follows:
Effective May 13, 2021, the terms of the sub-management agreement were amended. Fees payable from the Manager to the Sub-Manager for Emerging Markets Fund and Emerging Markets Great Consumer Fund are equal to 35% of the monthly investment management fees derived from assets managed by the Sub-Manager. The maximum and minimum allocation on which the Sub-Manager is paid is 70% and 30%, respectively, of the average daily percentage of a Fund’s net assets managed by the Sub-Manager.

Mirae Asset Discovery Funds
April 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of
Mirae Asset Discovery Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Mirae Asset Discovery Funds, comprising Emerging Markets Fund and Emerging Markets Great Consumer Fund (the “Funds”) as of April 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
The Funds’ financial highlights for the years ended April 30, 2017, and prior, were audited by other auditors whose report dated June 26, 2017, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2017.
COHEN & COMPANY, LTD.
Cleveland, Ohio
June 25, 2021

Mirae Asset Discovery Funds
Supplemental Information (unaudited)	April 30, 2021

Additional Federal Income Tax Information
For the year ended April 30, 2021, the following Funds paid qualified dividend income for purposes of reduced individual federal tax rates of:
Amount
Emerging Markets Fund	100.00%
Emerging Markets Great Consumer Fund	23.82%
For corporate shareholders the percentage of the total ordinary income dividends paid during the fiscal year ended April 30, 2021, qualify for the corporate dividends received deductions for the following Funds:
Amount
Emerging Markets Fund	9.79%
For the fiscal year ended April 30, 2021, the following Funds designated short-term capital gain distributions in the following amounts:
Amount
Emerging Markets Great Consumer Fund	3,495,957
For the fiscal year ended April 30, 2021, the following Funds designated long-term capital gain distributions in the following amounts:
Amount
Emerging Markets Great Consumer Fund	$44,932,385
The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2021 are as follows:
	Foreign Source Income	Foreign Tax Expense
Emerging Markets Fund	$0.23	$0.08
Emerging Markets Great Consumer Fund	0.15	0.02
The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2021. These shareholders will receive more detailed information along with their 2021 Form 1099-DIV.

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2021

Board of Trustees:
Name and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Nominee	Other Public Company and Investment Company Directorships Held By Nominee During The Past 5 Years
Independent Trustees:
Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971 (Professor Emeritus since 2015).	2	Director of Adams Diversified Equity Fund; Director of Adams Natural Resources Fund; Director of Credit Suisse Asset Management Funds (investment companies) from 1990 to 2017; Director of Aberdeen Asset Management-advised Funds (investment companies) from 2009-2018; Director of Credit Suisse Next Investors, LLC (private investment company); Director of Credit Suisse Park View BDC, Inc. (private business development company) from 2015 to 2017; Director of ETF Securities USA LLC (investment company) since April 2018.
Keith M. Schappert (1951)	Trustee, Chairman of the Board and Chairman of the Nominating and Governance Committee	Trustee (2010 to present); Chairman of the Board (January 2019 to present)	President of Schappert Consulting LLC (investment industry consulting) since 2008.	2	Director of The Commonfund (investment management); Director of Calamos Asset Management, Inc. (investment management) from August 2012 to March 2017; Director of the Angel Oak Funds Trust (investment management).
Laurence R. Smith (1958)	Trustee	January 2020 to Presdent	Chairman, CEO, CIO and Founder, Third Wave Global Investors (investment management) (2004 – present); Board Member, Amplified Technology Holdings (financial technology) (2017 – present).	2
Interested Trustees:
Joon Hyuk Heo, CFA (1974)	Trustee	December 2019 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since December 2019, and Head of Global Fixed Income Investments since May 2011.	2	None.

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2021

Officers:
Name and Year of Birth*	Positions(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Joon Hyuk Heo, CFA (1974)	President	December 2019 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since November 2016 and Head of Emerging Markets Investment Strategist from February 2011 to May 2012; Executive Managing Director (Chief Investment Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. since May 2012.
Thomas N. Calabria (1968)	Secretary Chief Complaince Officer	August 2016 to present February 2017 to Present	Chief Compliance Officer of Mirae Asset Global Investments LLC since May 2014 and Horizons ETFs Management (US) LLC from February 2017 to March 2019; Chief Compliance Officer of Horizons ETFs Management (USA) LLC from May 2014 to February 2017.
Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.

*
The business address of each Trustee and Officer is 625 Madison Avenue, 3rd Floor, New York, NY 10022.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free (888) 335-3417 or at http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Statement Regarding Liquidity Risk Management Program Disclosure (unaudited)	April 30, 2021

The Mirae Asset Discovery Funds (the “Trust”) has implemented a liquidity risk management program (“LRMP”) pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The LRMP is designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the LRMP, which was implemented on June 1, 2019, and has appointed Mirae Asset Global Investments (USA) LLC to administer the LRMP (the “Program Administrator”), subject to the oversight of the Board. The Program Administrator may engage third parties to perform certain functions under the LRMP.
Under 22e-4 of the1940 Act (the “Liquidity Rule”), the Board is required to review on an annual basis a written report prepared by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness, including any material changes to the LRMP. On November 30, 2020, the Program Administrator provided the Board with its annual report on the LRMP (the “Annual LRMP Report”). The Annual LRMP Report, which covered the period from June 1, 2019 through October 31, 2020 (the “Review Period”), reviewed each Fund’s: (1) investment strategy and the liquidity of its portfolio investments, (2) short-term and long-term cash flow projections, (3) holdings of cash and cash equivalents, and (4) borrowing arrangements and other funding sources. The Annual LRMP Report also reviewed other components of the LRMP, as required under the Liquidity Rule, including, the classification of portfolio investments into one of four liquidity categories, the 15% limit on Funds’ acquisition of illiquid investments, and highly liquid investment minimum requirements. Based on its assessment of the LRMP, the Program Administrator determined that each Fund had operated as a “primarily highly liquid fund” with at least 50% of the Fund’s net assets represented by highly liquid investments, and therefore declined to recommend a “highly liquid investment minimum” for any Fund. The Annual LRMP Report also highlighted that during the Review Period, no Fund exceeded the 15% limit on illiquid investments.
As reflected in the Annual LRMP Report, the Program Administrator had determined that the LRMP had been appropriately designed, implemented, and is effectively operating to assess and manage the Funds’ liquidity risk in compliance with the Liquidity Rule, and that no changes were being recommended to the LRMP.

Mirae Asset Discovery Funds

To Make Investments
Regular Mail:
Mirae Asset Discovery Funds
P.O. Box 183165
Columbus, Ohio 43218-3165

Express, Registered or
Certified Mail:
Mirae Asset Discovery Funds
4249 Easton Way, Ste. 400
Columbus, Ohio 43219
Phone Number:
1-888-335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the “Trust”). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.miraeasset.com.
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-335-3417; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Fund (or the Funds) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-335-3417, and on the Trust’s website at http://investments.miraeasset.us.
The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission’s website at sec.gov.
Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.
4/21

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

(b)	During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2020 and April 30, 2021, the aggregate fees billed by Cohen & Company, Ltd. for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)                 Audit Fees:

2020	$37,500
2021	$25,000

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)                Audit-Related Fees:

2020	$0
2021	$0

(c)                 Tax Fees:

2020	$10,500
2021	$7,000

Represents the aggregate tax fee billed for professional services rendered by Cohen & Company Ltd. for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2020 and 2021 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)                All Other Fees:

2020	$0
2021	$0

For the fiscal years ended April 30, 2020 and April 30, 2021, there were no fees billed for professional services rendered by Cohen & Company Ltd. to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)	Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable.

(g)	For the fiscal years ended April 30, 2020 and April 30, 2021, the Aggregate non-audit fees billed by Cohen & Company Ltd. for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mirae Asset Discovery Funds

By (Signature and Title)	/s/ Joon Hyuk Heo
Joon Hyuk Heo, President and Principal Executive Officer

Date	June 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joon Hyuk Heo
Joon Hyuk Heo, President and Principal Executive Officer

Date	June 23, 2021

By (Signature and Title)	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial and Accounting Officer

Date	June 23, 2021